================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                            NORTH COAST ENERGY INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                     [NORTH COAST ENERGY, INC. LETTERHEAD]


                     NOTICE OF ANNUAL STOCKHOLDERS' MEETING
                          TO BE HELD DECEMBER 13, 1999

To Our Stockholders:

         The Annual Meeting of Stockholders (the "Meeting") of North Coast Energy, Inc. (the "Company") will be held at Hilton Garden Inn, Twinsburg, Ohio, on Monday, December 13, 1999 at 9:00 a.m., EST, to consider and act upon the following:

1.   The election of two (2) Directors whose term of office will expire in 2002;

2. To consider and act upon a proposal to authorize, approve and adopt the North Coast Energy, Inc. 1999 Employee Stock Option Plan to replace a similar plan that expired on August 17, 1999; and

3. The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

         Holders of Common Stock and Series A Preferred Stock of record at the close of business on October 29, 1999 are entitled to notice of and to vote at the Meeting. Stockholders owning Units and separate shares of Series A Preferred Stock or Common Stock will receive multiple proxies, one blue (Units), one white (Common Stock) and one pink (Series A Preferred Stock), and should execute and return all proxies. Stockholders holding only either Units or Common Stock will receive only one proxy and should execute and return it.

         Whether or not you expect to be personally present at the Meeting, please be sure that the enclosed proxy is properly marked, signed and dated, and returned without delay in the enclosed prepaid envelope. Such action will not limit your right to vote in person or to attend the Meeting, but will ensure your representation if you cannot attend.

                                        By Order of the Board of Directors,


                                        THOMAS A. HILL
                                        Secretary
November 30, 1999

                            NORTH COAST ENERGY, INC.
                                1993 Case Parkway
                           Twinsburg, Ohio 44087-2343

                            -------------------------

                                 PROXY STATEMENT

                           MAILED ON NOVEMBER 30, 1999
                            -------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 13, 1999

         Proxies in the form enclosed with this Proxy Statement are solicited by the Board of Directors of North Coast Energy, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Monday, December 13, 1999, and any adjournments thereof. The time, place and purposes of the Meeting are stated in the Notice of Annual Meeting which accompanies this Proxy Statement.

         Only stockholders of record as of October 29, 1999 will be entitled to vote at the Meeting or any adjournments thereof. As of that date, 5,599,600 shares of Common Stock, par value $.01 per share (the "Common Stock"), and 73,386 shares of Series A, 6% Convertible Preferred Stock (the "Series A Preferred Stock"), of the Company were issued and outstanding. Each share of Common Stock outstanding as of the record date will be entitled to one vote, and each share of Series A Preferred Stock outstanding as of the record date will be entitled to .46 votes. Stockholders may vote in person or by proxy. The Company's Certificate of Incorporation does not provide for cumulative voting rights. Execution of a proxy will not in any way affect a stockholder's right to attend the Meeting and vote in person. Any stockholder has the right to revoke a proxy by written notice to the Secretary of the Company at any time before it is exercised, including by executing another bearing a later date, or by attending the Meeting and voting in person. Stockholders owning Units and/or separate shares of Common Stock and Series A Preferred Stock will receive multiple proxies, one blue (Units), one white (Common Stock) and one pink (Series A Preferred Stock), and should execute and return all proxies that they receive. Stockholders holding only Units or Common Stock or Series A Preferred Stock will receive only one proxy and should execute and return it.

         A properly executed proxy returned in time to be cast at the Meeting will be voted in accordance with the instructions contained thereon, if it is not revoked. If no choice is specified on the proxy, it will be voted "FOR" the adoption of the North Coast Energy, Inc. 1999 Employee Stock Option Plan and "FOR" the election of each of the two individuals nominated by the Board of Directors.

         The cost of soliciting proxies in the form accompanying this Proxy Statement will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by Directors, officers and employees of the Company in person or by mail, telephone, facsimile or telegraph, following the original solicitation.

         At the Annual Meeting, in accordance with the Delaware General Corporation Law and the Company's Certificate of Incorporation, the inspectors of election appointed by the Board of Directors for the Annual Meeting will determine the presence of a quorum and will tabulate the results of stockholder voting. Pursuant to the Company's By-Laws, at the Annual Meeting the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote at the meeting, present in person or by proxy, will constitute a quorum. The shares represented at the Annual Meeting by proxies which are marked, with respect to the election of Directors, as "withheld" or, with respect to any other proposals, "abstain", will be counted as shares present for purposes of determining whether a quorum is present.

         Under the rules of the New York Stock Exchange, brokers who hold shares in street name for beneficial owners have the authority to vote on certain items when they have not received instructions from such beneficial owners. Under applicable Delaware law, if a broker returns a proxy and has not voted on a certain proposal, such broker non-votes will count for purposes of determining a quorum.

         Pursuant to the provisions of the Delaware Corporation Law, the affirmative vote of the majority of the shares cast affirmatively or negatively at the meeting is required to approve the adoption of the Stock Option Plan. Abstentions or broker non-votes will have no effect on the proposal to adopt the Stock Option Plan.

         Pursuant to the Company's By-Laws, at the Annual Meeting, a majority of the votes cast is sufficient to elect a nominee as a Director. In the election of Directors, votes may be cast in favor or withheld; votes that are withheld or broker non-votes will have no effect on the outcome of the election of Directors.

         Pursuant to the Company's By-Laws, all other questions and matters brought before the meeting will be decided by the vote of the holders of a majority of the outstanding shares entitled to vote thereon present in person or by proxy at the meeting, unless otherwise provided by law or by the Certificate of Incorporation. In voting for such other matters, votes may be cast in favor, against or abstained. Abstentions will count as present for purposes of the proposal on which the abstention is noted and will have the effect of a vote against the proposal. Broker non-votes, however, are not counted as present and entitled to vote for purposes of determining whether a proposal has been approved and will have no effect on the outcome of such proposal.

THE COMPANY

         North Coast Energy, Inc. and its subsidiaries ("North Coast" or the "Company") are engaged in the business of oil and gas exploration, development and production. The Company was incorporated under the laws of Delaware in August, 1988 as a successor to and for the purposes of continuing the business and operations of an existing corporation and combining the assets and properties of North Coast with those to be acquired through an acquisition conducted as an exchange offer.

               SHARE OWNERSHIP OF PRINCIPAL HOLDERS AND MANAGEMENT

         The following table sets forth information with respect to the Common Stock, Series A Preferred Stock and Series B Cumulative Convertible Preferred Stock (the "Series B Preferred Stock" and, collectively with the Series A Preferred Stock, the "Preferred Stock") owned on October 22, 1999 by: (i) each person known by the Company to own beneficially more than 5% of the Common Stock and Preferred Stock at such date; (ii) each Director of the Company; (iii) each of the executive officers listed in the Summary Compensation Table included elsewhere herein; and (iv) all Directors and executive officers as a group, and the percentage of the outstanding shares represented thereby.

          Common Stock_____________________________
          ------------

          Nature and Address (1) (2)           Amount and Nature of          Percent
             of Beneficial Owner               Beneficial Ownership         of Class
          --------------------------           --------------------         --------

          Garry Regan                           114,665 Shares              2.05%
          Omer Yonel                              5,000 Shares(3)              *%
          Jos J. M. Smits                             0 Shares                 *%
          Cok van der Horst                           0 Shares                 *%
          Carel W. J. Kok                             0 Shares                 *%
          S.F.E. Rosenbaum                            0 Shares                 *%
          NUON (1)                            3,448,277 Shares             61.58%
          Ralph L. Bradley                       20,000 Shares(4)              *%
          C. Rand Michaels                        1,619 Shares                 *%
          John H. Pinkerton                       1,693 Shares(5)              *%
          Range Resources Corporation (1)       831,975 Shares(6)          14.75%
          Charles M. Lombardy, Jr.               62,478 Shares(7)           1.10%
          Saul Siegel                           100,280 Shares(8)           1.78%
          All Directors and executive officers
          as a group (12 persons)               161,107 Shares(9)           2.88%

Less than one percent*

(1) The address of NUON is Utrechtseweg 68, 6812 AH Arnhem, The Netherlands. The address of Range Resources Corporation is 125 State Route 43, Hartville, Ohio 44632.
(2) Messrs. Leo J.M.J. Blomen, Saul Siegel and Dominic A. Visconsi resigned as Directors on October 18, 1999.
(3) Includes 5,000 shares of Common Stock that Mr. Yonel could acquire upon the exercise of immediately exercisable stock options that he holds.
(4) Includes 20,000 shares of Common Stock, which Mr. Bradley could acquire upon the exercise of stock options that he holds. The remaining one third of options will vest in April 2000.
(5)       John H. Pinkerton resigned as a Director on October 25, 1999.
(6) Includes 40,000 shares of Common Stock, which may be acquired upon the exercise of certain warrants to purchase Common Stock.
(7) Charles M. Lombardy, Jr. resigned as a Director and Chief Executive Officer on April 30, 1999, and received as a part of the consideration for his separation from employment a ten year warrant to purchase 60,000 shares of the Company's Common Stock at $5.00 per share. The share ownership figures for Mr. Lombardy includes 2,748 shares of Common stock owned by a trust for which Mr. Lombardy is the trustee and as to which he disclaims any beneficial ownership.
(8) Includes 40,200 shares of Common Stock, which could be acquired by Mr. Siegel upon the exercise of immediately exercisable warrants which he holds.
(9) Includes 37,134 shares of Common Stock, which may be acquired by all Directors and executive officers as a group upon the exercise of immediately exercisable stock options or warrants.

                              ELECTION OF DIRECTORS

         The Company's Board of Directors is divided into three classes, with Classes II and III consisting of two Directors and Class I consisting of three members effective as of the Annual Meeting. One class of directors is generally elected at each Annual Meeting to serve a three-year term. At the 1999 Annual Meeting, stockholders will be asked to elect two Directors whose terms will expire at the 2002 Annual Meeting.

         Unless otherwise directed, the persons named in the accompanying proxy will vote for the election of the nominees set forth in the table below as Directors of the Company. In the event of the death of or inability to act of such nominees, the proxies will be voted for the election as a Director of such other persons as the Board of Directors may recommend. The Board of Directors has no reason, however, to anticipate that this will occur. In no event will the accompanying proxy be voted for persons other than those named below and any such substitute nominee. Under applicable provisions of Delaware law and the Company charter documents, the nominees receiving the greatest number of votes cast at a meeting at which a quorum is present will be elected as Directors of the Company.


                        NOMINEES TO TERM EXPIRING IN 2002

             Name               Age          Principal Occupation and History
             ----               ---          --------------------------------

C. Rand Michaels (1)             62      Mr. Michaels was elected as a Director
                                         of North Coast in 1996. Mr. Michaels
                                         retired from the office of Vice
                                         Chairman of Range Resources Corporation
                                         (formerly Lomak Petroleum, Inc.) in
                                         1998 and is a Director of Range
                                         Resources Corporation. He served as
                                         President and Chief Executive Officer
                                         of Lomak from 1976 through 1988 and
                                         Chairman of the Board from 1984 through
                                         1988, when he became Vice Chairman of
                                         Lomak. Mr. Michaels is also a director
                                         of American Business Computers
                                         Corporation of Akron, Ohio, a public
                                         company serving the beverage dispensing
                                         and fast foods industries.

Cok van der Horst (1)            54      Mr. van der Horst was appointed to the
                                         Board of Directors on October 18, 1999,
                                         to fill the unexpired term of Mr.
                                         Charles M. Lombardy, Jr. who resigned
                                         effective April 1999. Mr. van der Horst
                                         is the Director, NUON East and North
                                         Holland, where he is in charge of
                                         finance, economic and technical
                                         affairs, information technology,
                                         personnel and organization and
                                         activities in the national energy
                                         market. Prior to joining NUON in
                                         January of 1993, Mr. van der Horst was
                                         chairman of the board of PEB, the
                                         energy distribution company of the
                                         province of Friesland (a regional
                                         government in the Netherlands). At PEB
                                         he was responsible for the financial
                                         and economical policy.


                        DIRECTORS CONTINUING IN OFFICE

Jos J.M. Smits (2)               50      Mr. Smits was appointed to the Board of
                                         Directors in September 1997. Mr. Smits
                                         has been Manager-Purchasing and Trade
                                         for NUON Energy Group since July 1994.
                                         From October 1992 until July 1994, Mr.
                                         Smits was Managing Director of Fels
                                         B.V., a Dutch manufacturer of building
                                         materials. Mr. Smits holds a degree in
                                         Economics from the University of
                                         Amsterdam, the Netherlands.

             Name               Age          Principal Occupation and History
             ----               ---          --------------------------------


Ralph L. Bradley (2)             58      Mr. Bradley was elected to the Board of
                                         Directors on December 5, 1997. Mr.
                                         Bradley is currently President of
                                         Bradley Energy International, which
                                         provides energy solutions for the world
                                         market, and Bradley Energy USA, which
                                         provides individuals with the
                                         opportunity to own various aspects of
                                         natural gas production. Prior to
                                         forming these entities, Mr. Bradley was
                                         chief executive officer of The Eastern
                                         Group, Inc., and its predecessor,
                                         Eastern States Exploration Company,
                                         Inc.

Omer Yonel (3)                   36      Mr. Yonel was appointed Executive Vice
                                         President-Corporate Development in
                                         January 1999, in May 1999 was promoted
                                         to Chief Operating Officer and in
                                         October 1999 was promoted to Chief
                                         Executive Officer. He was appointed to
                                         the Board of Directors on October 18,
                                         1999, to fill the unexpired term of Dr.
                                         Leo J.M.J. Blomen. Mr. Yonel has ten
                                         years' experience in project
                                         engineering management in the European
                                         oil and gas industry. Prior to joining
                                         NUON in January 1998, he was a project
                                         manager for the construction of
                                         co-generation plants at Schelde
                                         Engineering & Contractors bv. Previous
                                         to his service with Schelde, Mr. Yonel
                                         held various project engineering,
                                         project management sales positions at
                                         ABB Lummus, an Asea Brown Boveri
                                         subsidiary that provides engineering
                                         services to chemical, petrochemical,
                                         petroleum refining, oil and gas and
                                         other industries.

Garry Regan (3)                  50      Mr. Regan had served as an executive
                                         officer and Director of the Company's
                                         predecessor since 1981 and has been
                                         President and Director of the Company
                                         since August 1988. He holds a B.S.
                                         Degree from Ohio State University and a
                                         Masters Degree from Indiana University.
                                         Mr. Regan is a member of the
                                         Independent Petroleum Association of
                                         America. Mr. Regan also serves as
                                         President of NCE Securities, Inc., a
                                         wholly owned subsidiary of the Company
                                         and a registered broker-dealer.

Carel W.J. Kok (3)               32      Mr. Kok has been Manager of Business
                                         Development with the International
                                         Division of the NUON Energy Group since
                                         October 1996. From 1990 to 1995 he was
                                         with the Royal Dutch Shell Group
                                         working in a variety of downstream
                                         commercial, trading and new business
                                         development functions in East Asia, the
                                         Middle East, as well as Western and
                                         Eastern Europe. Mr. Kok was co-founder
                                         of Lone Star Europe Holding, a US-Dutch
                                         joint venture with the American chain
                                         Lone Star Steakhouse & Saloon. Mr. Kok
                                         is also on the Boards of Calortex Ltd.,
                                         a retail gas distribution company in
                                         the UK serving nearly 500,000
                                         customers, and is Chairman of the Board
                                         of the Sino-foreign joint venture
                                         company Shantou Dan Nan Windpower
                                         Development Company, Ltd., a joint
                                         venture now operating the largest
                                         windfarm in China. Mr. Kok holds a B.A.
                                         degree from Princeton University and a
                                         M.B.A. degree from the Rotterdam School
                                         of Management at Erasmus University.
                                         Mr. Kok currently serves as Chairman of
                                         the Board of Directors of the Company.

(1)  Nominee for election. Term as a Director expires in 2002. (Class II)
(2)  Term as a Director expires in 2000. (Class III)
(3)  Term as a Director expires in 2001. (Class I)

                      COMMITTEES OF THE BOARD OF DIRECTORS

         The Audit Committee, of which Messrs. Michaels, Bradley and van der Horst are currently members, oversees the accounting functions of North Coast, including matters related to the appointment and activities of North Coast's auditors. The Audit Committee met twice during the year ended March 31, 1999.

         The Stock Option and Compensation Committee, of which Messrs. Bradley, Smits and Kok are members, reviews and makes recommendations concerning the salaries of North Coast's executive officers, reviews and makes recommendations concerning the Company's stock option plan and stock bonus plan and administers North Coast's profit sharing plan. The Stock Option and Compensation Committee met once during the year ended March 31, 1999.

         The Executive Committee, formerly consisting of Messrs. Blomen, Siegel, Kok, Rosenbaum and Regan, was eliminated by resolution of the Board adopted on October 18, 1999. The Executive Committee met once during the year ended March 31, 1999.

         The Board of Directors of the Company held seven meetings during the year ended March 31, 1999. All of the Directors attended at least 75% of the meetings of the Board of Directors and each committee on which they served except Mr. Pinkerton.



                      UNTIMELY BENEFICIAL OWNERSHIP REPORTS

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, Directors, and persons who beneficially own more than 10% of any class of equity security to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, Directors and greater than 10% beneficial owners are required by SEC regulation to furnish the company with copies of all Section 16(a) forms they file.

         Based solely on a review of the copies of such forms furnished to the Company, the Company believes that for the fiscal year ended March 31, 1999, all
Section 16(a) filing requirements applicable to its executive officers, Directors and greater than 10% beneficial owners were complied with, with the exception of reports which were filed late on behalf of Messrs. Kok and Visconsi each pertaining to one transaction.


                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth the annual and long-term compensation for the Company's Chief Executive Officer and the three highest paid executives (the "Named Executive Officers") earning in excess of $100,000 for fiscal 1999.

                           SUMMARY COMPENSATION TABLE

                                                                                       Number of
                                            Annual Compensation                       Compensation
                                            -------------------                       ------------
                                                                  Other         Number of
                                                                  Annual        Securities      All Other
                                                                  Compen-       Underlying       Compen-
Name and Principal Position         Year       Salary    Bonus    sation         Options       Sation (1)
---------------------------         ----       ------    -----    ------        ----------     ----------
Charles M. Lombardy, Jr.            1999      $178,050     $0        N/A            --           $11,654
  Former Chief                      1998       173,740      0        N/A            --             9,576
   Executive Officer                1997       166,350      0        N/A                           7,148


Garry Regan                         1999      $178,050      0        N/A            --           $10,694
  President; Director               1998       173,740      0        N/A            --             8,616
                                    1997       166,350      0        N/A            --             6,188


Saul Siegel                         1999      $190,223      0        N/A            --           $ 4,451
  Former Chief Executive Officer    1998       102,733      0        N/A            --                 0

         No Named Executive Officer received personal benefits or perquisites during fiscal year 1999 in excess of the lesser of $50,000 or 10% of his aggregate salary and bonus.

(1) The amounts set forth in the table include, with respect to Messrs. Lombardy and Regan $2,810 and $1,850, respectively, for fiscal years 1999, 1998, and 1997 in life insurance premiums paid by the Company pursuant to the terms of employment agreements between the Company and such persons. See "Compensation of Directors and Executive Officers -- Employment Agreements." With respect to all of the Named Executive Officers, the amounts set forth in the table reflect the following contributions under the Company's Profit Sharing Plan and matching funds through the 401(K) Plan: Mr. Lombardy, $8,844, $6,766, and $4,338 and Mr. Regan, $8,844, $6,766, and $4,338 for fiscal years 1999, 1998 and 1997, respectively. Mr. Siegel was not eligible under the terms of the plan for every year presented except 1999, $4,451.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND FISCAL YEAR-END VALUES

         The following table summarizes options exercised during fiscal 1999 and presents the value of unexercised options held by the Named Executive Officers at fiscal year end:

                                                           Number of Securities          Value of Unexercised
                              Shares                      Underlying Unexercised         In-the-Money Options
                             Acquired                   Options at Fiscal Year-End      at Fiscal Year-End(1)
                                on        Value         --------------------------      ---------------------
           Name              Exercise    Realized        Exercisable Unexercisable   Exercisable  Unexercisable
           ----              --------    --------        -------------------------   -----------  -------------
Charles M. Lombardy, Jr.        --        $  0                0           0             $ 0        $  0
Garry Regan                     --           0                0           0               0           0
Saul Siegel                     --           0                0           0               0           0

(1) Based upon the closing bid price of a share of Common Stock as reported on the NASDAQ system on March 31, 1999. No options were in the money at March 31, 1999.



         Employment Contracts. Mr. Lombardy had, and Mr. Regan has, an employment agreement running through May 3, 2001, unless terminated earlier under the terms of the agreement. The agreement provides for base annual compensation of $178,623 to Mr. Regan, with increases for cost of living based upon the Consumer Price Index. Additional bonuses may be awarded from time to time by the Board of Directors. The agreements provide that for a period of two years from the date of the termination of the executive's employment the executive will not, directly or indirectly, engage in any business competitive with that of North Coast or otherwise interfere with North Coast's business.

         The Board of Directors conditionally approved the award of an employment contract with Mr. Siegel at its meeting on March 16, 1998, with the terms and conditions to be substantially the same as those contained in the employment agreements with Messrs. Lombardy and Regan. The agreement was to commence May 3, 1998, for a three-year period, but was referred to the executive committee for review and final approval. Mr. Siegel received a base annual compensation of $182,230, which also included payment instead of health and life insurance benefits. The executive committee did not approve the contract, and on October 18, 1999, Mr. Siegel resigned and executed a separation agreement that disclaimed any rights under the purported employment agreement.

         Mr. Regan's employment agreement contains provisions addressing a possible change in control of North Coast. The purchase of Common Stock by NUON was exempted from the change of control provision by a separate agreement. The change in control provisions provide conditions which continue to exist. The change in control provisions require the payment of benefits to Mr. Regan upon the termination of his employment, other than for good cause, after the occurrence of a change in control of North Coast. A "change in control of North Coast" includes a change in the ownership of North Coast's securities, which would be required to be reported as a change in control in a proxy statement filed under the Exchange Act, North Coast's ceasing to have a class of equity securities registered under Section 12 of the Exchange Act, or the acquisition by any person or entity of 50% or more of the outstanding shares of Common Stock or its equivalent, through the acquisition of a combination of Preferred and Common Stock, in voting power of North Coast's Common Stock.

         Under the change in control provisions, if Mr. Regan remains in the employ of North Coast following the date of the occurrence of a change in control of North Coast and his employment is subsequently terminated other than for good cause, he would be entitled to receive a lump sum payment from North Coast, regardless of whether the executive officer continues in the employ of North Coast. After the occurrence of a change in control of North Coast, "termination" includes relocation of the principal place at which the executive is to perform his duties to a location outside the Cleveland, Ohio metropolitan area, a substantial reduction in the benefits provided to the executive, a substantial reduction in the executive's responsibilities or functions or a substantial adverse change in the executive's working conditions. The change in control provisions provide for the payment of the change in control payment in the event of a termination of the executive's employment after any change in control of North Coast, regardless of whether such change in control is approved by the Board of Directors and/or stockholders of North Coast.

         Under the change in control provisions, in the event of a termination of Mr. Regan's employment after a change in control of North Coast, other than for good cause, he would be entitled to change in control payments in the amount equal either to 2.99 times the average annual salary, bonus, and incentive compensation amounts paid during the three-year period immediately preceding the termination after a change in control of North Coast, payable in 36 equal monthly installments, or a lump sum equal to the aggregate of the monthly amounts payable, discounted to present value at a discount rate of 7% per annum.

         The change in control provisions will make more difficult or may discourage a proxy contest, the assumption of control of North Coast by a substantial shareholder or shareholder group, or the removal of incumbent management. Additionally, the change in control provisions may have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of North Coast, even though such an attempt might be beneficial to North Coast and its stockholders. Accordingly, stockholders of North Coast may be deprived of certain opportunities to sell their shares of Common Stock at temporarily higher market prices often associated with actual or rumored takeover attempts.

         Directors Fees. During fiscal 1998, the Board of Directors voted to discontinue the payment of any director's fees to any board member. However, the Board granted options to purchase 20,000 shares of Common Stock at $4.375 per share to Ralph L. Bradley during the year ending March 31, 1999. These options vest over a three-year period.

                              CERTAIN TRANSACTIONS
         North Coast believes that the terms of the following transactions were as favorable to North Coast as could have been obtained from unaffiliated third parties. All future transactions between North Coast and its affiliates will be on terms no less favorable to North Coast than those that could be obtained from unaffiliated parties and all loans to Company officers, affiliates and stockholders will be approved by a majority of disinterested Directors, if any.

         North Coast currently manages 28 Drilling Programs, and each Drilling Program has been conducted as a separate limited partnership with North Coast serving as managing general partner of each. North Coast contributes the drill sites to each Drilling Program and agrees to contribute all tangible equipment necessary to drill, complete and produce each well, as well as organizational and syndication costs of each Drilling Program. Drilling programs raised $3.5 million during fiscal 1999, $2.7 million during fiscal 1998 and $3.0 million during fiscal 1997.

         Accounts receivable from affiliates consist primarily of receivables from the partnerships managed by North Coast and are for administrative fees charged to the partnerships and to reimburse North Coast for amounts paid on behalf of the partnerships. Significantly all of North Coast's revenues, other than oil and gas production revenue, are generated from or as a result of the organization and management of oil and gas partnerships sponsored by North Coast. During the year ended March 31, 1999, North Coast acquired limited partnership interests in oil and gas drilling programs that it had sponsored at a cost of approximately $450,000.

         Pursuant to the terms of a stock purchase agreement by and between North Coast and NUON dated August 1, 1997, North Coast agreed to sell up to 1,149,426 shares of Common Stock each year over a three year period. NUON purchased 1,149,426 shares of North Coast Common Stock on September 4, 1997, another 1,149,426 shares on September 30, 1998, and

1,042,125 shares on September 30, 1999. All shares were purchased at a price of $4.375 per share.

         In connection with the sale of shares of Common Stock on September 30, 1998 and 1999 to NUON, Mr. Siegel received cash payment of $75,000 and five-year warrants to purchase 26,800 shares of Common Stock at a price of $4.375 per share. Mr. Siegel acted as a consultant to assist North Coast in finding a partner in the energy industry. In addition, during fiscal year 1999 a company of which Mr. Siegel is a principal repaired two compressors for North Coast at a cost of $51,000.

         Effective April 30, 1999, Charles M. Lombardy, Jr., the chief executive officer of North Coast, was paid $370,000 and was granted 60,000 warrants at $5.00 per share in exchange for canceling his employment agreement and for his resignation as a director and officer. NUON also agreed to purchase Mr. Lombardy's Common Stock at $4.375 per share; which directly reduced the amount of Common Stock NUON was required to purchase in September, 1999 under its August 1, 1997 stock purchase agreement.

         Effective October 18, 1999, Saul Siegel resigned as an officer and Director of the Company and entered into a separation agreement that provided for the extension of the exercise period under three sets of warrants that had been issued to Mr. Siegel in partial consideration of the finder's service he provided in connection with the Stock Purchase Agreement between NUON International Projects, b.v. and the Company. By the terms of the separation agreement the exercise period for the 1997 and 1998 warrants was extended to September 30, 2004. The agreement also provided for the reimbursement of certain expenses that Mr. Siegel had incurred for the benefit of the Company.

               PROPOSAL TO RATIFY THE COMPANY'S STOCK OPTION PLAN

         At the Annual Meeting, the stockholders will be asked to consider and act upon a proposal to authorize, approve and adopt the North Coast Energy, Inc. 1999 Employee Stock Option Plan (the "Plan"), providing for the granting to selected key employees of the Company and its subsidiary corporations of options to purchase not more than 400,000 shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock"). The Board of Directors of the Company has adopted the Plan subject to approval by the stockholders of the Company. A summary of the Plan is provided below. This summary description is qualified in its entirety by reference to the text of the Plan which is attached as Appendix A to this Proxy Statement.

BACKGROUND

         In 1989, the Company adopted its original Stock Option Plan which expired by its terms on August 17, 1999 (the "Old Plan"). Of the original options representing 92,000 shares of common stock (post-reverse split) available for issuance under the plan, 4,670 were granted and exercised, 16,420 were granted and remain outstanding, and the balance of 70,910 have expired with the termination of the Old Plan. The Company's Board of Directors approved the North Coast Energy, Inc. 1999 Employee Stock Option Plan, subject to stockholder approval, on October 18, 1999. The terms of the Plan are essentially identical to the original stock option plan with the exception of changing the composition of the committee and the number of shares available to the Plan. Since approval by the Board, options representing 5,715 shares have been conditionally granted under the Plan.

         The Plan provides for the issuance of incentive stock options within the meaning of Section 422 of the Internal Revenue Code (the "Code"), and nonqualified stock options, for federal income tax purposes, to key employees. The Plan also provides for the granting of stock appreciation rights that give the employee the right to elect a payment equal to the appreciation of the value of the Common Stock over the option price. Payment of the stock appreciation right may be made in cash, Common Stock of the Company or a combination thereof.

PURPOSE OF THE PLAN

         The purpose of the Plan is to permit the Company to attract or retain key employees and/or to provide additional incentive to such key employees of the Company and its subsidiaries as may be designated for participation in the Plan by encouraging them to acquire a new or an additional share ownership in the Company, thus increasing their proprietary interest in the Company's business and providing them with an increased personal interest in the Company's continued success and progress. These objectives will be promoted through the grant of options to acquire shares of the Company's Common Stock pursuant to the terms of the Plan.

PLAN ADMINISTRATION

         The Plan is administered by the Stock Option and Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee will be composed of no fewer than two members of the Board of Directors of the Company who will be designated by the Board of Directors. The Committee will be constituted such that each member will be (a) a "disinterested person" within the meaning of Rule 16b-3(c)(2)(i) under the Securities Exchange Act of 1934, as amended (the "34 Act") and (b) an "outside director" within the meaning of
Section 162(m)(4) of the Code. No person may be appointed to the Committee who was eligible to receive an option or a stock appreciation right under the Plan or any other plan of the Company or any of its subsidiary corporations during the one-year period immediately preceding his appointment to the Committee. Members of the Committee receive no additional compensation for their service on the Committee.

         The Committee is authorized: (i) to select the key employees to whom options may be granted; (ii) to determine the number of shares of Common Stock subject to any option; (iii) to determine the time or times when options will be granted; (iv) to determine the option price of Common Stock subject to an option; (v) to determine the time or times when each option may be exercised;
(vi) to determine at the time of the granting of an option under the Plan whether and to what extent such option is an incentive stock option entitled to the benefits of Section 422 of the Code; (vii) to determine whether stock appreciation rights shall be made part of any option granted, for the method of valuing the stock appreciation rights and whether the stock appreciation rights may be exercised in lieu of or in addition to the related option; (viii) to prescribe the form of the option agreements to be entered into under the Plan and to establish such other provisions of the option agreements not contrary to the terms and conditions of the Plan or, where the option is an incentive stock option, of Section 422 of the Code as the Committee may deem necessary or desirable; (ix) to adopt, amend and rescind such rules and regulations as, in the Committee's opinion, may be advisable in the administration of the Plan; and
(x) to construe and interpret the Plan, the rules and regulations and the instruments evidencing options granted under the Plan and to make all of the determinations deemed necessary or advisable for the administration of the Plan.

PARTICIPATION IN THE PLAN

         Options may be granted from time to time in the discretion of the Committee only to such key employees of the Company or of a subsidiary corporation of the Company whose initiative and efforts contribute or may be expected to contribute to the Company's continued growth and future success, including key employees who may also be members of the Board of Directors or officers. Members of the Committee shall not be eligible to participate in the Plan, or to receive options under it while serving on the Committee. The Committee may grant more than one option, with or without stock appreciation rights, to the same employee. No option may be granted to any employee during any period of time when he is on leave of absence.

SHARES SUBJECT TO THE PLAN

         The shares to be issued upon the exercise of options granted under the Plan will be shares of Common Stock, par value $.01 per share, of the Company. The aggregate number of shares of Common Stock for which options may be granted under the Plan is 400,000. Either treasury or authorized and unissued shares, or both, in such amount or amounts, within the maximum limits of the Plan, as the Board of Directors shall from time to time determine, may be so issued. All shares which are the subject of any lapsed, expired or terminated options may be made available for re-offering under the Plan to any eligible employee. In the event a stock appreciation right is granted and such stock appreciation right is thereafter exercised in whole or in part, then such option or the portion thereof to which the duly exercised stock appreciation right relates shall be deemed to have been exercised. The shares of Common Stock which otherwise would have been issued upon exercise of such option may be made available for re-offering under the Plan to any eligible employee.

         In the event that subsequent to the date of adoption of the Plan by the Board of Directors the outstanding shares of Common Stock should, as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization or other such change, be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, then (i) there shall automatically be substituted for each share of Common Stock subject to an unexercised option (in whole or in part) granted under the Plan and each share of Common Stock available for additional grants of options under the Plan the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be changed or for which each such share of Common Stock shall be exchanged, (ii) the option price per share of Common Stock or unit of securities shall be increased or decreased proportionately so that the aggregate purchase price for the securities subject to the option shall remain the same as immediately prior to such option, and (iii) the Board shall make such other adjustments to the securities subject to options and the provisions of the Plan and option agreements as may be appropriate and equitable. Any such adjustment may provide for the elimination of fractional shares.

OPTION PROVISIONS

         Option Price. The option price per share which is the subject of an incentive stock option under the Plan will be determined by the Committee at the time of grant, but may not be less than 100% of the fair market value of a share of Common Stock on the date such an option is granted. If the employee to whom an option is granted, however, is at the time of such grant an owner of more than 10% of the total combined voting power of all classes of the stock of the Company (a "substantial shareholder"), the option price per share will not be less than 110% of the fair market value of the shares on the date an option is granted. The option price per share under each option granted pursuant to the Plan which is not an incentive stock option will be determined by the Committee at the time of grant and may be above or below the fair market value of the Company's Common Stock on the date such option is granted. Notwithstanding the foregoing, no option may be granted at an option price of less than 50% of the fair market value of the Company's shares of Common Stock on the date such option is granted.

         Period of Option. The Committee determines when each option is to expire, but no option may be exercisable for a period of more than ten years from the date upon which the option is granted. No incentive stock option granted to an employee who is a substantial shareholder at the time of the grant of the option may be exercisable after the expiration of the five years from the date of grant of the option.

         Limitations on Exercise and Transfer of Options. Only the key employee to whom the option is granted may exercise the option except where a guardian or other legal representative has been duly appointed for such employee, and except as otherwise provided in the case of such employee's death. No option is transferable except by the Last Will and Testament of the employee to whom it is granted, or, if the employee dies intestate, by the applicable laws of descent and distribution or, subject to approval by the Committee, for transfers to family members or charitable institutions. No option may be pledged or hypothecated, nor may any option be subject to execution, attachment or similar process.

         Conditions Governing Exercise of Options. The Committee may, in its absolute discretion, either require that, prior to the exercise of any option, the optionee must have been an employee for a specified period after the date of such option, or make any option immediately exercisable. Each option will be subject to such additional restrictions or conditions with respect to the right to exercise and the time and method of exercise as the Committee may prescribe. Upon satisfaction of any such conditions, the option may be exercised in whole or in part at any time during the option period, but this rate of exercise shall be limited to whole shares, unless the Committee determines otherwise. Options are exercisable by the optionee giving written notice to the Company of the optionee's intention to exercise the same accompanied by full payment of the purchase price in cash or, with the consent of a Committee, in whole or in part in shares of Common Stock having a fair market value on the date the option is exercised equal to that portion of the purchase price for which payment in cash is not made.

         Termination of Employment. If an optionee ceases to be an employee of the Company and its subsidiaries, his option shall, unless otherwise provided in the option agreement between the optionee and the Company, terminate on the date he ceases to be so employed and neither he nor any other person will have any rights after the date he ceases to be so employed to exercise all or any part of the option. If, however, the cessation of employment is the result of an optionee's death, then the option may be exercised within twelve months after the optionee's death by the optionee's estate or the person designated in the optionee's Last Will and Testament or to whom transferred by the applicable laws of descent and distribution. Notwithstanding the foregoing, in no event will any option be exercisable after the expiration of the option period and not to any greater extent than the optionee would have been entitled to exercise the option at the time of his death.

         In the event an employee of the Company or one of its subsidiaries is granted a leave of absence by the Company or such a subsidiary to enter military service or because of sickness, his employment with the Company or such subsidiary shall not be considered as terminated and he shall be deemed an employee of the Company or such subsidiary during such leave of absence or any extension thereof granted by the Company or such subsidiary.

         Limitations on Grant of Incentive Stock Options. During the calendar year in which any incentive stock options granted under the Plan first become exercisable by an optionee, the aggregate fair market value of the shares of Common Stock which are subject to such incentive stock options (determined as of the date the incentive stock options were granted) may not exceed the sum of $100,000. Options which are not designated as incentive stock options will not be subject to the limitation described in the preceding sentence and will not be counted when applying such limitation.

         Prohibition of Alternative Options. It is intended that key employees may be granted, simultaneously or from time to time "incentive stock options" under Section 422 of the Code, or other stock options, but no key employee shall be granted alternative rights in incentive stock options and other stock options so as to prevent options granted as incentive stock options under the Plan from qualifying as such within the meaning of Section 422 of the Code.

         Stock Appreciation Rights. A key employee may be awarded, either at the time of grant or subsequently, the right to elect alternative payment in lieu of exercising all or a portion of the options granted to him. Stock appreciation rights must be specifically granted upon such terms and conditions as are specified by the Committee, if the Company is the employer of the key employee, or by the Board of Directors of a subsidiary corporation, subject to the Committee's approval, if such a subsidiary corporation is the employer of the key employee. No optionee shall be entitled to such rights solely as a result of the grant of an option to him. Such right, if granted, may be exercised with respect to all or any portion of the option to which it applies. Stock appreciation rights, if granted, will be exercisable only during the periods beginning on the third business day following the release of a summary statement of the Company's quarterly or annual sales and earnings and ending on the twelfth business day following said date. Any stock appreciation right shall provide that an option holder will have the right to receive an amount equal to 100% of the excess, if any, of the fair market value of the shares of Common Stock covered by the option, determined as of the date of exercise of the stock appreciation right by the Committee, over the option price. Such amount will be payable either by the Company or the subsidiary corporation, whichever is the employer of the key employee, in one or more of the following manners, as determined by the Committee: (i) in cash; (ii) in fully paid shares of Common Stock having the fair market value equal to such amount; or (iii) in a combination of a class of Common Stock.

         In no event may any optionee exercise any stock appreciation rights granted under the Plan unless such optionee is then permitted to exercise the option or the portion thereof with respect to which such stock appreciation rights relate and the fair market value of shares of

Common Stock covered by the option exceeds the option price of such shares of Common Stock. Upon the exercise of any stock appreciation rights, the option, or that portion thereof to which such stock appreciation rights relate, will be canceled and the optionee must surrender such option for cancellation and reissuance, if appropriate. The terms of any stock appreciation rights granted under the Plan will be incorporated in the option agreement which covers the option with respect to which the stock appreciation rights are granted, and will be such terms (not inconsistent with the Plan) as the Committee may prescribe. The granting of an option or stock appreciation right will impose no obligation upon the optionee to exercise such option or right and the Company's obligation to satisfy the stock appreciation rights will not be funded or secured in any manner.

AMENDMENTS TO THE PLAN

         The Committee is authorized to interpret the Plan and from time to time adopt any rules and regulations for carrying out the Plan that it may deem advisable. Subject to the approval of the Board of Directors of the Company, the Committee may at any time amend, modify, suspend or terminate the employee plan. In no event, however, without the approval of shareholders, may any action of the Committee or the Board of Directors result in: (i) amending, modifying or altering the eligibility requirements; (ii) increasing or decreasing, except as set forth in "Shares Subject to the Plan" above, the maximum number of shares as to which options may be granted; (iii) decreasing the minimum option price per share which options may be granted under the Plan; (iv) extending either the maximum period during which an option is exercisable or the date on which the Plan shall terminate; (v) changing the requirements relating to the Committee; or (vi) making any other change which would cause any options granted under the employee plan as incentive stock options not to qualify as such options within the meaning of Section 422 of the Code, except to conform the employee plan and the option agreements to changes in the Code or governing law.

TERMINATION OF THE PLAN

         The Plan will terminate on October 18, 2009. All options outstanding at the time of termination of the Plan will continue in full force and effect according to their terms and the terms and conditions of the Plan.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         Incentive Stock Options. With respect to an incentive stock option, the optionee will realize no income for federal income tax purposes upon the grant or exercise of the option, but the difference between the option price and the fair market value of the shares at the date of issuance of the shares to the employee (following exercise of the incentive stock option) will constitute an item of tax preference which may be subject to the alternative minimum tax.

         If no disposition of shares acquired through the exercise of incentive stock options is made by the optionee within one year after the issuance of the shares to him, or within two years after the grant of the option, any amount realized by the optionee in the event of a sale of the shares which is in excess of his cost will be taxed as a long-term capital gain.

         The Company is entitled to no deduction for federal income tax purposes, either in connection with the granting of an incentive stock option or the issuance of shares upon exercise. If, however, the optionee disposes of his shares within the one year or two year periods mentioned above, he will be required to include in his income, as compensation, the excess of the fair market value of the shares at the date of issuance or, in certain cases, if less, the amount realized on disposition, over the option price, and the Company will be entitled to a business expense deduction in the year of disposition of the shares equal to any amount which the optionee is required to treat as compensation income.

         Nonqualified Stock Options. With respect to a nonqualified stock option, an optionee will not realize income upon the granting of such option; however, any year in which an optionee who is not an officer, director or owner of 10% or more of the Company's Common Stock, exercises a part or all of such option, the excess, if any, of the fair market value of the shares of Common Stock at the date of exercise over the option price will be taxed as compensation at ordinary income tax rates, and the Company will be entitled to a tax deduction for a like amount in the same year. When an optionee who is an officer, director or owner of 10% or more of the Company's Common Stock, exercises a part or all of such option, the optionee will not realize income at the time of exercise unless he makes the election discussed hereinafter, but the excess, if any, of the fair market value of the shares on the date six months after the date of exercise over the option price will be taxed at ordinary income tax rates at that time, and the Company will be entitled to a tax deduction for a like amount. The optionee may elect, within thirty days after issuance of shares upon exercise of the option (which the Internal Revenue Service may assert occurs on the date of exercise), to treat the excess, if any, of the fair market value of the shares on the date of issuance over the option price as ordinary income at that time, and the Company will be entitled to a tax deduction for a like amount. If this election is made, no additional income will be realized by the optionee on the date six months after the date of issuance.

RECOMMENDATION; REQUIRED VOTE

         The Board of Directors recommends that the stockholders vote FOR the proposal to ratify, confirm and adopt the Company's 1999 Employee Stock Option Plan. The affirmative vote of the holders of shares entitled to exercise a majority of the voting power of the Company and present at the Annual Meeting, in person or by proxy, is required to approve and adopt the Plan.



                                  OTHER MATTERS

         The Board of Directors is not aware of any matter to come before the Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders. If other matters, however, properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment on such matters insofar as the proxies are not limited to the contrary.

         A representative of the firm of Hausser + Taylor LLP, the Company's independent accountants, will be in attendance at the Annual Meeting, will have an opportunity to make a statement if he so desires and will be available to respond to questions from stockholders concerning the Company's audited financial statements.

         Any stockholder who wishes to submit a proposal for inclusion in the proxy materials to be distributed by the Company in connection with its Annual Meeting of Stockholders to be held in 2000 must do so no later than April 10, 2000, which is 120 days in advance of the anticipated mailing date of the proxy materials for the 2000 Annual Stockholders Meeting. To be eligible for inclusion in the 2000 proxy materials of the Company, proposals must conform to the requirements set forth in Regulation 14A under the Securities Exchange Act of 1934.

         Upon receipt of a written request from any stockholder, the Company will mail, at no charge to the stockholder, a copy of the Company's Annual Report on Form 10-K, including financial statements and schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, for the Company's most recent year. Written request for such Report should be directed to:

                            North Coast Energy, Inc.
                                1993 Case Parkway
                           Twinsburg, Ohio 44087-2343
                              Attention: President

         You are urged to sign and return your proxy promptly in the enclosed return envelope to make certain your shares will be voted at the Meeting.

                                         By Order of the Board of Directors,



                                         Thomas A. Hill
                                         Secretary

                                                                      APPENDIX A
                                                                      ----------

                            NORTH COAST ENERGY, INC.

                         1999 EMPLOYEE STOCK OPTION PLAN


North Coast Energy, Inc. (the "Company") hereby adopts a stock option plan for eligible employees of the Company and its subsidiary corporations pursuant to the following terms and provisions.

1. PURPOSE OF THE PLAN. The purpose of this plan (the "Plan") is to provide additional incentive to such key employees of the Company and its subsidiary corporations as may be designated for participation herein by encouraging them to acquire a new or an additional share ownership in the Company, thus increasing their proprietary interest in the Company's business and providing them with an increased personal interest in the Company's continued success and progress and to attract and retain individuals with experience and/or ability for the Company. These objectives will be promoted through the grant of options to acquire shares of the Company's common stock pursuant to the terms of the Plan. It is intended that eligible employees may be granted, simultaneously or from time to time, "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or other stock options, but no provision of the Plan is intended or shall be construed to grant employees alternative rights in incentive stock options and other stock options so as to prevent options granted as incentive stock options under the Plan from qualifying as such options within the meaning of Section 422 of the Code. In this Plan, the terms "employees of the Company", "employment by the Company", and "in the employ of the Company", shall be deemed to include employees of, employment by, and in the employ of, a "subsidiary corporation" or "parent corporation" of the Company, as those terms are defined in Section 424 of the Code.

2. EFFECTIVE DATE OF THE PLAN. The Plan shall become effective as of October 18, 1999, the date of adoption by the Board of Directors of the Company, subject to approval by holders of shares representing a majority of the outstanding voting stock of the Company present at a meeting of stockholders called for that purpose.

3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Stock Option and Compensation Committee of the Board of Directors of the Company (the "Committee") as appointed from time to time by the Board of Directors from among its members, none of whom shall be eligible to be granted stock options under the Plan and each of whom shall be (a) a "disinterested person" within the meaning of Rule 16b-3(c)(2)(i) under the Securities Exchange Act of 1934, as amended (the "34 Act") and (b) an "outside director" within the meaning of
Section 162(m)(4) of the Code.

Subject to the terms and conditions of the Plan, the Committee shall be authorized:

                           (a) To select the key employees to whom options may be granted;

                           (b) To determine the number of shares of Common Stock to be covered by any option;

                           (c) To determine the time or times when options will be granted;

                           (d) To determine the time or times when each option may be exercised;

                           (e) To determine at the time of grant of an option under the Plan whether and to what extent such option is an incentive stock option entitled to the benefits of Section 422 of Code;

                           (f) To determine whether stock appreciation rights shall be made part of any option grant to any key employee employed by the Company and to approve such stock appreciation rights made part of any option grant to any key employee employed by any subsidiary corporation of the Company pursuant to Section 8 hereof;

                           (g) To prescribe the form of the option agreements to be granted under the Plan; and

                           (h) To establish such other provisions of the option agreements not contrary to the terms and conditions of the Plan or, where the option is an incentive stock option, of Section 422 of the Code as the Committee may deem necessary or desirable.

4. EMPLOYEES ELIGIBLE FOR OPTIONS. Options may be granted from time to time in the discretion of the Committee only to such key employees of the Company or of a subsidiary corporation of the Company as may be designated by the Committee whose initiative and efforts contribute or may be expected to contribute to the Company's continued growth and future success, including key employees who may also be members of the Board of Directors or officers, subject to the restrictions herein contained. Members of the Committee shall not be eligible to participate in this Plan, or to receive options under it, while serving on the Committee. The Committee may grant more than one option, with or without stock appreciation rights, to the same employee. No option shall be granted to any employee during any period of time when he is on leave of absence.

5. SHARES SUBJECT TO THE PLAN. The shares to be issued upon the exercise of options granted under the Plan shall be shares of common stock, par value $.01 per share of the Company ("Common Stock"). Either treasury or authorized and unissued shares of Common Stock, or both, in such amount or amounts, within the maximum limits of the Plan, as the Board of Directors shall from time to time determine, may be so issued. All shares of Common Stock which are the subject of any lapsed, expired or terminated options may be made available for reoffering under the Plan to any eligible employee. In the event a stock appreciation right is granted in conjunction with an option pursuant to Section 8 and such stock appreciation right is thereafter exercised in whole or in part, then such option or the portion thereof to which the duly exercised stock appreciation right relates shall be deemed to have been exercised. The shares of Common Stock which otherwise would have been issued upon exercise of such option may be made available for reoffering under the Plan to any eligible employee.

Subject to the provisions of the next succeeding paragraph of this Section 5, the aggregate number of shares of Common Stock for which options may be granted under the Plan shall be four hundred thousand (400,000) shares of Common Stock.

In the event that subsequent to the date of adoption of the Plan by the Board of Directors the authorized number of shares of Common Stock should, as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization or other such change, be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, then (i) there shall automatically be substituted for each share of Common Stock subject to an unexercised option (in whole or in part) granted under the Plan and each share of Common Stock available for additional grants of options under the Plan the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be changed or for which each such share of Common Stock shall be exchanged, (ii) the option price per share of Common Stock or unit of securities shall be increased or decreased proportionately so that the aggregate purchase price for the securities subject to the option shall remain the same as immediately prior to such event, and (iii) the Board shall make such other adjustments to the securities subject to options and the provisions of the Plan and option agreements as may be appropriate and equitable. Any such adjustment may provide for the elimination of fractional shares.

6. OPTION PROVISIONS.

(a) OPTION PRICE. The option price per share of Common Stock which is the subject of an incentive stock option under the Plan shall be determined by the Committee at the time of grant but shall not be less than one hundred percent (100%) of the fair market value of the Company's shares of Common Stock on the date such an option is granted; provided, however, that if the employee to whom an option is granted is at the time of the grant of the option an owner as defined in Section 425(d) of the Code of more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary corporation (a "Substantial Shareholder") the option price per share of Common Stock shall be determined by the Committee from time to time but shall never be less than one hundred ten percent (110%) of the fair market value of the Company's shares of Common Stock on the date such an option is granted. The option price per share of Common Stock under each option granted pursuant to the Plan which is not an incentive stock option shall be determined by the Committee at the time of grant but shall not be less than fifty percent (50%) of the fair market value of the Company's shares of Common Stock on the date such option is granted. Such fair market value shall be determined in accordance with procedures to be established by the Committee. The day on which the Committee approves the granting of an option shall be considered the date on which such option is granted.

(b) PERIOD OF OPTION. The Committee shall determine when each option is to expire but no option shall be exercisable for a period of more than ten (10) years from the date upon which the option is granted; provided, however, no incentive stock option granted to an employee who is a Substantial Shareholder at the time of the grant of such option shall be exercisable after the expiration of five (5) years from the date of the grant of the option.

(c) LIMITATION ON EXERCISE AND TRANSFER OF OPTIONS. No option granted hereunder shall be transferable except (i) by the Last Will and Testament of the employee to whom it is granted or, if the employee dies intestate, by the applicable laws of descent and distribution, or (ii) subject to the prior approval of the Committee, for transfers to "family members" (as defined below) or charitable institutions (subject to such limitations as the Committee in its discretion may impose, if necessary, to comply with applicable securities laws), in each case subject to the condition that the Committee be satisfied that such transfer is being made by the participant for estate planning, tax planning or donative purposes and no consideration (other than nominal consideration or interests in a family partnership, family corporation or other family-related entity) is received by the participant therefor. Except as provided above, during the lifetime of a participant, awards hereunder are exercisable only by, and payable only to, the participant.

         For purposes hereof, a "family member" shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the participant's household (other than a tenant or employee) a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the participant) control the management of assets, and any other entity in which these persons (or the participant) own more than fifty percent of the voting interests. No option granted hereunder may be pledged or hypothecated, nor shall any such option be subject to execution, attachment or similar process.

(d) EMPLOYMENT REQUIRED BEFORE EXERCISE OF OPTION. The Committee may, in its absolute discretion, require that prior to the exercise of all or any part of any option granted hereunder, the optionee shall have remained in the employ of the Company or any subsidiary corporation for a specified period after the date of such option, but always subject to the right of the Company or any such subsidiary corporation to terminate his employment during such period, or the Committee may determine to make any option granted hereunder immediately exercisable. Each option shall be subject to such additional restrictions as to the time and method of exercise as shall be prescribed by the Committee. Upon completion of the required period or periods of employment, if any, the option or the appropriate portion thereof may be exercised in whole or in part from time to time during the option period, but this right of exercise shall be limited to whole shares. Options shall be exercised by the optionee giving written notice to the Company of intention to exercise the same accompanied by full payment of the purchase price in cash or, with the consent of the Committee, in whole or in part through the delivery of shares of Common Stock having a fair market value on the date the option is exercised equal to that portion of the purchase price for which payment in cash is not made.

(e) TERMINATION OF EMPLOYMENT. If the optionee ceases to be an employee of the Company or one of its subsidiary corporations, his option shall, unless extended by the Committee on or before his date of termination of employment, terminate on the effective date of termination of his employment and neither he nor any other person shall have any right after such date to exercise all or any part of his option. If, however, the cessation of employment is because of such optionee's death, then the option may be exercised within twelve (12) months after the optionee's death by the optionee's estate or the person designated in the optionee's Last Will and Testament or to whom transferred by the applicable laws of descent and distribution. Notwithstanding the foregoing, in no event shall any option be exercisable after the expiration of the option period and not to any greater extent than the optionee would have been entitled to exercise the option at the time of his death.

In the event an employee of the Company or one of its subsidiaries is granted a leave of absence by the Company or such subsidiary to enter military service or because of sickness, his employment with the Company or such subsidiary shall not be considered as terminated and he shall be deemed an employee of the Company or such subsidiary during such leave of absence or any extension thereof granted by the Company or such subsidiary.

(f) LIMITATIONS ON GRANT OF INCENTIVE STOCK OPTIONS. The aggregate fair market value, determined as of the date an incentive stock option is granted, of the shares of Common Stock for which any employee may be granted incentive stock options which are exercisable for the first time in any calendar year shall not exceed One Hundred Thousand Dollars ($100,000).

7. AMENDMENTS TO PLAN. The Committee is authorized to interpret the Plan and from time to time adopt any rules and regulations for carrying out the Plan that it may deem advisable. Subject to the approval of the Board of Directors of the Company, the Committee may at any time amend, modify, suspend or terminate the Plan. In no event, however, without the approval of shareholders, shall any action of the Committee or the Board of Directors result in:

                    (a)  Amending, modifying or altering the eligibility
                     requirements provided in Section 4 hereof;

                    (b)  Increasing or decreasing, except as provided in Section
                     5 hereof, the maximum number of shares as to which options may be granted;

                    (c) Decreasing the minimum option price per share at which options may be granted under the Plan as provided in
                    Section 6(a) hereof;

                    (d) Extending either the maximum period during which an option is exercisable as provided in Section 6(b) hereof or the date on which the Plan shall terminate as provided in Section 11 hereof;

                    (e)  Changing the requirements relating to the Committee; or

                    (f) Making any other change which would cause any options granted under the Plan as incentive stock options not to qualify as such options within the meaning of
                    Section 422 of the Code;

except to conform the Plan and the option agreements to changes in the Code or governing law.

8. STOCK APPRECIATION RIGHTS. A key employee may be awarded, either at the time of grant or subsequently, the right to elect alternative payment in lieu of exercising all or a portion of the options granted to him. Stock appreciation rights must be specifically granted upon such terms and conditions as specified by the Committee, if the Company is the employer of the key employee, or by the Board of Directors of a subsidiary corporation subject to the Committee's approval, if such subsidiary corporation is the employer of the key employee. No optionee shall be entitled to such rights solely as a result of the grant of an option to him. Such right if granted, may be exercised by said option holder either with respect to all or a portion of the option to which it applies. Stock appreciation rights are exercisable only during the periods beginning on the third business day following the release of a summary statement of the Company's quarterly or annual sales and earnings and ending on the twelfth business day following said date. The stock appreciation right shall provide that an option holder shall have the right to receive an amount equal to one hundred percent (100%) of the excess, if any, of the fair market value of the shares of Common Stock covered by the option, determined as of the date of exercise of the stock appreciation right by the Committee in the same manner as such value is determined for purposes of the granting of options, over the option price. Such amount shall be payable by either the Company or the subsidiary corporation, whichever such corporation is the employer of the key employee, in one or more of the following manners, as shall be determined by the Committee, if the Company is the employer of the key employee, or by the Board of Directors of the subsidiary corporation subject to the Committee's approval, if such subsidiary corporation is the employer of the key employee:

                    (a)  cash;

                    (b) fully-paid shares of Common Stock having a fair market value equal to such amount; or

                    (c)  a combination of cash and shares of Common Stock.

In no event may any person exercise any stock appreciation rights granted hereunder unless (i) such person is then permitted to exercise the option or the portion thereof with respect to which such stock appreciation rights relate, and
(ii) the fair market value of the shares of Common Stock covered by the option, determined as provided above, exceeds the option price of such shares of Common Stock. Upon the exercise of any stock appreciation rights, the option, or that portion thereof to which such stock appreciation rights relate, shall be cancelled and such person shall surrender such option for cancellation and reissuance, if appropriate. Stock appreciation rights granted hereunder shall be made a part of the option agreements in such form as the Committee shall approve from time to time and which shall not be inconsistent with this Plan. The granting of an option or stock appreciation right shall impose no obligation upon the optionee to exercise such option or right. The Company's or a subsidiary corporation's obligation to satisfy stock appreciation rights shall not be funded or secured in any manner.

9. INVESTMENT REPRESENTATION, APPROVALS AND LISTING. The Committee may, if it deems appropriate, condition its grant of any option hereunder upon receipt of the following investment representation from the optionee:

                  "I further agree that any shares of Common Stock of North Coast Energy, Inc. which I may acquire by virtue of this option shall be acquired for investment purposes only and not with a view to distribution or resale; provided, however, that this restriction shall become inoperative in the event the said shares of Common Stock subject to this option shall be registered under the Securities Act of 1933, as amended, or in the event there is presented to North Coast Energy, Inc. an opinion of counsel satisfactory to North Coast Energy, Inc. to the effect that the offer or sale of the shares of Common Stock subject to this option may lawfully be made without registration of the said shares of stock under the Securities Act of 1933, as amended."

The Company shall not be required to issue any certificate or certificates for shares of Common Stock upon the exercise of an option or a stock appreciation right granted under the Plan prior to (i) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, (ii) the admission of such shares to listing on any national securities exchange on which the shares of Common Stock may be listed, (iii) the completion of any registration or other qualification of the shares of Common Stock under any state or federal law or ruling or regulations of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable or the determination by the Company, in its sole discretion, that any registration or other qualification of the shares of Common Stock is not necessary or advisable and (iv) the obtaining of an investment representation from the optionee in the form stated above or in such other form as the Company, in its sole discretion, shall determine to be adequate.

10. GENERAL PROVISIONS. The form and substance of option agreements and grants of stock appreciation rights, whether granted at the same or different times, need not be identical.

Nothing in the Plan or in any option agreement shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiary corporations, to be entitled to any remuneration or benefits not set forth in the Plan or such option, or to interfere with or limit the right of the Company or any subsidiary corporation to terminate his employment at any time, with or without cause. No employee of the Company or other person shall have any right to be granted an award under the Plan except in the discretion of the Committee.

Nothing contained in the Plan or in any option agreement shall be construed as entitling any optionee to any rights of a shareholder as a result of the grant of an option until such time as shares of Common Stock are actually issued to such optionee pursuant to the exercise of an option or stock appreciation rights.

The Plan may be assumed by the successors and assigns of the Company.

The liability of the Company under the Plan and any distribution of Common Stock made hereunder is limited to the obligations set forth herein with respect to such distribution and no term or provision of the Plan shall be construed to impose any liability on the Company in favor of any person with respect to any loss, cost or expense which the person may incur in connection with or arising out of any transaction in connection with the Plan, including, but not limited to, any liability to any federal, state, or local tax authority and/or any securities regulatory authority.

The cash proceeds received by the Company from the issuance of shares of Common Stock pursuant to the Plan will be used for general corporate purposes or in such other manner as the Board of Directors deems appropriate.

The expense of administering the Plan shall be borne by the Company.

The captions and section numbers appearing in the Plan are inserted only as a matter of convenience. They do not define, limit, construe or describe the scope or intent of the provisions of the Plan.

11. TERMINATION OF THE PLAN. The Plan shall terminate on the tenth (10th) anniversary of the adoption hereof by the Board of Directors, and thereafter no options shall be granted hereunder. All options outstanding at the time of termination of the Plan shall continue in full force and effect according to their terms and the terms and conditions of the Plan. The Board may at any time terminate or from time to time amend the Plan in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any awards theretofore made under the Plan.

12. TAXES. Appropriate provisions shall be made for all taxes required to be withheld and/or paid in connection with the options or the exercise thereof and the transfer of Common

Stock pursuant thereto, under the applicable laws or other regulations of any governmental authority, whether federal, state, or local and whether domestic or foreign. In its discretion, the Company may permit the optionee to satisfy such withholding requirements by (a) the Company withholding from issuance to the optionee such number of Common Stock otherwise issuable upon exercise of the option as the Company and the optionee may agree, provided, however, that the optionee must have had on file with the Company, for at least six (6) months prior thereto, an effective standing election to satisfy said optionee's tax withholding obligations in such a fashion, which election form by its terms shall not be revocable or amendable for at least six (6) months, or (b) with the consent of the Board, in whole or in part, in Common Stock having a fair market value on the date the option is exercised equal to that portion of the withholding obligation for which payment in cash is not made.

13. CHANGES IN GOVERNING RULES AND REGULATIONS. All references herein to the Internal Revenue Code of 1986, as amended, or sections thereof, or to rules and regulations of the Department of Treasury or of the Securities and Exchange Commission, shall mean and include the Code sections thereof and such rules and regulations as are now in effect or as they may be subsequently amended, modified, substituted or superseded.

                                NORTH COAST ENERGY, INC.

                                         PROXY
                  ANNUAL MEETING OF STOCKHOLDERS -- DECEMBER 13, 1999

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            The undersigned hereby (i) appoints Omer Yonel and Garry Regan, and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all of the Units of North Coast Energy, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Hilton Garden Inn, Routes 82 and 480, Twinsburg, Ohio on Monday, December 13, 1999, at 9:00 A.M. (EST), and at any adjournments thereof, hereby revoking any and all proxies heretofore given, and (ii) authorizes and directs said Proxy holders to vote all of the shares of Common Stock and Preferred Stock of the Company represented by this Proxy as follows, WITH THE UNDERSTANDING THAT IF NO DIRECTIONS ARE GIVEN BELOW, SAID UNITS WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, AND "FOR" THE PROPOSAL TO AUTHORIZE, APPROVE AND ADOPT THE NORTH COAST ENERGY, INC. 1999 EMPLOYEE STOCK OPTION PLAN TO REPLACE A SIMILAR PLAN THAT EXPIRED ON AUGUST 17, 1999.

        (1) Proposed to authorize, approve and adopt the North Coast Energy, Inc. 1999 Employee Stock Option Plan.

        [ ] FOR the Proposal        [ ] AGAINST the Proposal        [ ] ABSTAIN

                       (Continued and to be signed on other side)


                                                                     UNITS
                          (Proxy -- continued from other side)

            (2) Election of (2) directors       [ ] FOR all of the nominees listed           [ ] WITHHOLD AUTHORITY
                whose term of office will           (except as marked to the contrary below)     to vote for all nominees listed
                expire in 2002.

                                             Cok van der Horst and C. Rand Michaels

        (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the following line)


                      ----------------------------------------------------------

        (3) In their discretion to act on any other matter or matters which may properly come before the Annual Meeting.

                                         Dated:                          , 1999
                                                ------------------------


                                         ---------------------------------------
                                         Your signature to this Proxy form
                                         should be exactly the same as the name
                                         imprinted hereon. Persons signing as
                                         executors, administrators, trustees or
                                         in similar capacities should so
                                         indicate. For joint accounts, the name
                                         of each joint owner must be signed.
                                         PLEASE DATE, SIGN AND RETURN PROMPTLY
                                         IN THE ACCOMPANYING ENVELOPE.

                                   1 -- Units

                                NORTH COAST ENERGY, INC.

                                         PROXY
                  ANNUAL MEETING OF STOCKHOLDERS -- DECEMBER 13, 1999

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            The undersigned hereby (i) appoints Omer Yonel and Garry Regan, and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all of the shares of Preferred Stock of North Coast Energy, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Hilton Garden Inn, Routes 82 and 480, Twinsburg, Ohio on Monday, December 13, 1999, at 9:00 A.M. (EST), and at any adjournments thereof, hereby revoking any and all proxies heretofore given, and (ii) authorizes and directs said Proxy holders to vote all of the shares of Preferred Stock of the Company represented by this Proxy as follows, WITH THE UNDERSTANDING THAT IF NO DIRECTIONS ARE GIVEN BELOW, SAID SHARES WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, AND "FOR" THE PROPOSAL TO AUTHORIZE, APPROVE AND ADOPT THE NORTH COAST ENERGY, INC. 1999 EMPLOYEE STOCK OPTION PLAN TO REPLACE A SIMILAR PLAN THAT EXPIRED ON AUGUST 17, 1999.

        (1) Proposed to authorize, approve and adopt the North Coast Energy, Inc. 1999 Employee Stock Option Plan.

        [ ] FOR the Proposal        [ ] AGAINST the Proposal        [ ] ABSTAIN

                       (Continued and to be signed on other side)


                                                                    SHARES
                          (Proxy -- continued from other side)

            (2) Election of two (2) directors   [ ] FOR all of the nominees listed            [ ] WITHHOLD AUTHORITY
                whose term of office will ex-       (except as marked to the contrary below)      to vote for all nominees listed
                pire in 2002.

                                             Cok van der Horst and C. Rand Michaels

        (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the following line)


                      ----------------------------------------------------------

        (3) In their discretion to act on any other matter or matters which may properly come before the Annual Meeting.

                                         Dated:                           , 1999
                                               --------------------------


                                         ---------------------------------------
                                         Your signature to this Proxy form
                                         should be exactly the same as the name
                                         imprinted hereon. Persons signing as
                                         executors, administrators, trustees or
                                         in similar capacities should so
                                         indicate. For joint accounts, the name
                                         of each joint owner must be signed.
                                         PLEASE DATE, SIGN AND RETURN PROMPTLY
                                         IN THE ACCOMPANYING ENVELOPE.

                              2 -- Preferred Stock

                                NORTH COAST ENERGY, INC.

                                         PROXY
                  ANNUAL MEETING OF STOCKHOLDERS -- DECEMBER 13, 1999

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            The undersigned hereby (i) appoints Omer Yonel and Garry Regan, and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all of the shares of Common Stock of North Coast Energy, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Hilton Garden Inn, Routes 82 and 480, Twinsburg, Ohio on Monday, December 13, 1999, at 9:00 A.M. (EST), and at any adjournments thereof, hereby revoking any and all proxies heretofore given, and (ii) authorizes and directs said Proxy holders to vote all of the shares of Common Stock of the Company represented by this Proxy as follows, WITH THE UNDERSTANDING THAT IF NO DIRECTIONS ARE GIVEN BELOW, SAID SHARES WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, AND "FOR" THE PROPOSAL TO AUTHORIZE, APPROVE AND ADOPT THE NORTH COAST ENERGY, INC. 1999 EMPLOYEE STOCK OPTION PLAN TO REPLACE A SIMILAR PLAN THAT EXPIRED ON AUGUST 17, 1999.

        (1) Proposed to authorize, approve and adopt the North Coast Energy, Inc. 1999 Employee Stock Option Plan.

        [ ] FOR the Proposal        [ ] AGAINST the Proposal        [ ] ABSTAIN

                       (Continued and to be signed on other side)


                                                                    SHARES
                          (Proxy -- continued from other side)

            (2) Election of two (2) directors   [ ] FOR all of the nominees listed            [ ] WITHHOLD AUTHORITY
                whose term of office will ex-       (except as marked to the contrary below)      to vote for all nominees listed
                pire in 2002.

                                             Cok van der Horst and C. Rand Michaels

        (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the following line)


                      ----------------------------------------------------------

        (3) In their discretion to act on any other matter or matters which may properly come before the Annual Meeting.

                                         Dated:                           , 1999
                                                -------------------------


                                         ---------------------------------------
                                         Your signature to this Proxy form
                                         should be exactly the same as the name
                                         imprinted hereon. Persons signing as
                                         executors, administrators, trustees or
                                         in similar capacities should so
                                         indicate. For joint accounts, the name
                                         of each joint owner must be signed.
                                         PLEASE DATE, SIGN AND RETURN PROMPTLY
                                         IN THE ACCOMPANYING ENVELOPE.

                                3 -- Common Stock